UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2023

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD

As previously announced on December 22, 2022, Lordstown Motors Corp. (the “Company”) will display its Endurance™ full-size battery-electric pickup truck at the premier consumer electronics show, CES, and Edward Hightower, the Company’s Chief Executive Officer and President, will participate in the Mobility in Harmony (MIH) Consortium Press Conference on Thursday, January 5, 2023 at 11 a.m. in the MIH Booth at CES in West Hall Booth 5274.

During the MIH Press Conference, Mr. Hightower will be providing certain information concerning the Company. An outline of Mr. Hightower’s prepared remarks, all or a portion of which may be presented during the press conference, are attached as Exhibit 99.1. The slides to be presented along with Mr. Hightower’s remarks are attached as Exhibit 99.2.

As previously disclosed by the Company, the Company began commercial production of the Endurance™ during the third quarter of 2022 and in the fourth quarter of 2022, the Company achieved full homologation and received certification from both the EPA and CARB to begin customer sales. The Company indicated that production volume would ramp slowly and accelerate as it resolves supply chain constraints. Through January 3, 2023, the Company has produced 31 vehicles for sale, of which six have been delivered to customers. Of the remaining units, the Company intends to use approximately fifteen for sales, demo drives, marketing and service training purposes prior to sale and the balance will be sold following completion of updates, final inspection and establishment of service arrangements to meet customer specifications. The Company expects a slow rate of production through the first quarter of 2023, with supply chain constraints, particularly with respect to the availability of hub motor components, continuing as the primary factor governing volume and timing.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Forward-Looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors, including, but not limited to: the need to raise substantial additional capital to execute our business plan, achieve our production targets for the Endurance, achieve scaled production of the Endurance, develop additional vehicles, to continue ongoing operations and remain a going concern, and our ability to raise such funding including under current arrangements on a reasonable timeline and with suitable terms; the cost and other impacts of contingent liabilities such as litigation, regulatory proceedings, investigations, stockholder letters and claims and availability of insurance coverage and/or adverse publicity with respect to these matters, which may have a material adverse effect, whether or not successful or valid, on our liquidity position, market price of our stock, cash projections, business prospects and ability and timeframe to obtain financing; our limited operating history and our ability to execute our business plan, including through our expanding relationship with Foxconn; our ability to raise sufficient capital in order to invest in the tooling that we expect will enable us to eventually lower the Endurance bill of materials cost, continue design enhancements of the Endurance and fund future vehicles that we may develop; the rollout of our business and the timing of expected business milestones, including the ability to ensure the completion of tooling, to establish and maintain appropriate supplier relationships, and to ramp up commercial production (which is currently expected to be slow) and complete sales and deliver the Endurance in accordance with our projected timeline; our ability to successfully identify and implement actions that will lower the Endurance bill of materials cost; supply chain disruptions, inflation and the potential inability to source essential components and raw materials, including on a timely basis or at acceptable cost, and their consequences on production, sales and other activities; our ability to obtain binding purchase orders and build customer relationships; the risk that our technology, including our hub motors, does not perform as expected and our overall ability to deliver on the expectations of customers and investors with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of warranty coverage, service and support that customers will require; our ability to conduct business using a direct sales model, rather than through a dealer network used by most other OEMs; the effects of competition on our ability to market and sell vehicles; our inability to retain key personnel and to hire additional personnel; the ability to protect our intellectual property rights; the failure to obtain required regulatory approvals; changes in laws or regulatory requirements or new or different interpretations of existing law; changes in governmental incentives and fuel and energy prices; the impact of health epidemics, including the COVID-19 pandemic, on our business; cybersecurity breaches and threats and compliance with privacy and data protection laws; failure to timely implement and maintain adequate financial, information technology and management processes and controls and procedures; our ability to remain in compliance with our existing financial obligations; and the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors, including rising interest rates and the direct and indirect effects of the war in Ukraine.

In addition, the transactions we entered into with Foxconn and future vehicle development plans involving the Foxconn EV ecosystem, including the Mobility In Harmony (MIH) consortium, are subject to risks and uncertainties. No assurances can be given that we will successfully implement or that we will realize the anticipated benefits from these transactions or plans with Foxconn, including the contract manufacturing agreement, funding arrangements and development plans. The additional funding transactions under the Investment Agreement are subject to closing conditions including CFIUS clearance and further negotiation of EV program development plans and milestones. The EV program will require additional funding and the establishment and implementation of the program requirements, among other matters, and may not be consummated, sufficiently implemented or provide the benefits we expect, which could have a material adverse effect on our business, operating results, financial condition and prospects. The success of the EV program depends on many variables, which could include our ability to utilize the designs, engineering data and other foundational work of Foxconn, its affiliates, other members of the MIH consortium as well as other parties, achieve cost and development time efficiencies, and address customer needs to commercialize, industrialize, homologate and certify a vehicle in North America, along with variables that are out of the parties' control, such as technology, innovation, adequate funding, supply chain and other economic conditions, competitors, customer demand and other factors that impact new vehicle development. If we are unable to close the subsequent tranches of funding, successfully utilize the Foxconn EV ecosystem or develop new vehicles for ourselves and potentially other customers, our business prospects, results of operations and financial condition may be adversely affected. If we are unable to maintain our relationship with Foxconn or effectively manage outsourcing the production of the Endurance to Foxconn, we may be unable to ensure continuity, quality, and compliance with our design specifications or applicable laws and regulations, which may ultimately disrupt and have a negative effect on our production and operations.

We will need additional funding and will seek strategic partnerships to execute our business plan and to achieve scaled production of the Endurance and development of other vehicles. There can be no assurance that such financing or partnerships would be available to us on favorable terms or at all, due to several factors, including market and economic conditions, the significant amount of capital required, the fact that our bill of materials cost is currently, and expected to continue to be, substantially higher than our anticipated selling price, uncertainty surrounding regulatory approval and the performance of the vehicle, meaningful exposure to material losses related to ongoing litigation and the SEC investigation, our performance and investor sentiment with respect to us and our business and industry. Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Prepared Remarks of Edward Hightower, Chief Executive Officer and President of Lordstown Motors Corp., to be provided at CES on January 5, 2023
99.2	Slide Presentation to accompany remarks by Edward Hightower, Chief Executive Officer and President of Lordstown Motors Corp., at CES on January 5, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Melissa Leonard
	Name:	Melissa Leonard
	Title:	Executive Vice President, General Counsel & Secretary
Date: January 4, 2023